EXHIBIT 10(A)

    Amendment Number 1
to
EMPLOYMENT AGREEMENT

    This Amendment Number 1 amends the employment agreement (the "Employment Agreement") dated as of May 8, 1998 by and between John J. Rangel (the "Executive") and K2 Inc. (the "Company").

W I T N E S S E T H

    WHEREAS, Executive and the Company desire to extend the employment Agreement as set forth herein until May 7, 2001;

    NOW THEREFORE, in consideration of the mutual covenants set forth herein, and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties do hereby agree as follows:

AGREEMENT

    Section 1(e) of the Employment Agreement is hereby amended to read as follows:

  (e)
  TERM. The term of this Agreement will begin as of May 8, 1998 and end on May 7, 2001 (such three year period, the "Employment Term"), unless extended and subject to the provisions for termination set forth herein.

    IN WITNESS WHEREOF, the parties have executed this Agreement, effective as of November 7, 2000.

By:	/s/ JOHN J. RANGEL John J. Rangel
K2 INC.
By:	/s/ RICHARD M. RODSTEIN Richard M. Rodstein President and Chief Executive Officer